UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015

Apollo Residential Mortgage, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35246	45-0679215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, LLC 9 West 57th Street, 43rd Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 3, 2015, the Board of Directors of Apollo Residential Mortgage, Inc. (the “Company”) appointed Gregory W. Hunt, age 58, to the positions of Chief Financial Officer, Secretary and Treasurer of the Company effective March 15, 2016. As previously announced, at the time of effectiveness of Mr. Hunt’s appointment, Teresa D. Covello will cease to serve as the Company’s Chief Financial Officer, Treasurer and Secretary.

Since May 2012, Mr. Hunt has been serving as the Chief Financial Officer and Treasurer of Apollo Investment Corporation (NYSE:AINV), a business development company managed by Apollo Global Management, LLC, the indirect parent of the Company’s external manager. Previously, Mr. Hunt was Executive Vice President and Chief Financial Officer for Yankee Candle which he joined in April 2010. Prior to joining Yankee Candle, Mr. Hunt served as the Executive Vice President of Strategic and Commercial Development for Norwegian Cruise Lines from 2007 to 2009. Prior to joining Norwegian Cruise Lines, Mr. Hunt served as Chief Financial Officer and Chief Restructuring Officer of Tweeter Home Entertainment Group, Inc. from 2006 to 2007 and Chief Financial Officer and Co-Chief Executive of Syratech Corporation from 2001 to 2006. Prior to Syratech, Mr. Hunt held several senior financial leadership positions including Chief Financial Officer of NRT Inc., Culligan Water Technologies, Inc. and Samsonite Corporation. Mr. Hunt also serves as a Director of LogicSource, Inc. and as a member of the Board of Advisors for the University of Vermont School of Business. Mr. Hunt earned a bachelor’s degree in accounting and finance from the University of Vermont and is a Certified Public Accountant.

There is no arrangement or understanding between Mr. Hunt and any other persons pursuant to which Mr. Hunt was appointed as the Company’s Chief Financial Officer, Treasurer and Secretary. There are no related person transactions involving Mr. Hunt that are reportable under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Hunt and any director or executive officer of the Registrant.

A copy of the press release announcing the appointment of Mr. Hunt is included as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is deemed “furnished” and not filed under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of Apollo Residential Mortgage, Inc. dated November 3, 2015 (this exhibit is furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Residential Mortgage, Inc.

By:	/s/ Michael A. Commaroto
Michael A. Commaroto
President and Chief Executive Officer

Date: November 5, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Apollo Residential Mortgage, Inc. dated November 3, 2015 (this exhibit is furnished and not filed).